SELECTED FUNDS
P.O. Box 1688, 124 East Marcy Street
Santa Fe, New Mexico 87501
-------------------------------------------------------------------------------
------------------------------------------------------------------------------


Dear Shareholder:

1995 was a very good year for the stock and bond markets. The stock market had its best year in two decades. While we are enjoying returns such as last year's and are generally optimistic, we always encourage our shareholders to maintain a long-term outlook when investing.

Selected American Shares had strong performance in 1995, rising 38.1% vs. the S&P 500's 37.6% gain. Financial services and technology stocks led the fund's strong performance. Financial services stocks should continue to benefit over the next decade as baby boomers reach the ages in which they increasingly become savers for their retirement, rather than spenders. Over the long run, technology stocks continue to be a fast growing part of the economy in a slow growing world.

Selected Special Shares had strong performance in 1995, appreciating
34.2% vs. 31.0% for the S&P 400 Midcap Index and 31.5% for the Lipper Small Company Growth Fund Index. The fund is invested primarily in the following areas: technology, industrial products, retailing, and financial services. Attractive opportunities within these industries exist in small cap companies which are selling at discounts to their future growth rates. Many of these companies are rapidly growing with innovative products.

The Selected U.S. Government Income Fund's return was an attractive
16.0% in 1995.   The bond market rallied last year as interests rates fell.
The yield on the 30 year treasury fell from 7.9% to 5.9% and the yield on the 2 year bond fell from 7.7% to 5.2%. When yields change like this, the positive effect is greater on longer bonds than on shorter bonds. We are lengthening the maturity of the fund since we anticipate a further rally in the bond market for 1996, though not as intense as in 1995. The fund is being positioned as an "all-weather" fund with a somewhat even distribution of securities over an intermediate maturity range. This balance is designed to smooth out the performance and provide stability in a variety of market climates.

We believe that although the markets fluctuate, they are likely to continue to grow for many years and provide one of the best opportunities for building wealth. We do not take a short-term outlook when selecting investments on your behalf and encourage you to take a long-term perspective when investing with us. An outlook which narrowly focuses on the volatility during shorter periods may cause one to overlook the more meaningful long-term potential offered by stock market growth.


Sincerely,


     /s/ Robert J. Greenebaum                           /s/ Shelby M.C. Davis


     Robert J. Greenebaum                               Shelby M. C. Davis
        Chairman                                            President


February 16, 1996

SELECTED AMERICAN SHARES, INC.
Comparison of Selected American Shares, Inc. and
Standard & Poor's 500 Stock Index
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------


Average Annual Total Return For the Periods ended December 31, 1995.

          One Year.........................   38.09%
          Five Years.......................   16.86%
          Ten Years........................   13.67%

$10,000 invested over ten years. Let's say you invested $10,000 in Selected American Shares ("SAS") on December 31, 1985. As the chart below shows, by December 31, 1995 the value of your investment would have grown to $36,049 - a 260.49% increase on your initial investment. For comparison, the Standard & Poor's 500 Stock Index is also presented on the chart below.

Graph omitted - details of graph are as follows:

    Measurement period         Selected American             S&P 500
                                 Shares, Inc.                 Index
    ------------------        -------------------         ---------------

    FYE 12/31/85                   $10,000                   $10,000
    FYE 12/31/86                    11,715                    11,847
    FYE 12/31/87                    11,743                    12,467
    FYE 12/31/88                    14,328                    14,562
    FYE 12/31/89                    17,204                    19,148
    FYE 12/31/90                    16,533                    18,541
    FYE 12/31/91                    24,180                    24,190
    FYE 12/31/92                    25,581                    26,021
    FYE 12/31/93                    26,968                    28,627
    FYE 12/31/94                    26,106                    28,994
    FYE 12/31/95                    36,049                    39,878


Standard & Poor's is an unmanaged index which has no specific investment objective. Investments cannot be made directly into the index. The index used includes net dividends reinvested.

The performance data for Selected American Shares contained in this report represents past performance and assumes that all distributions were reinvested, and should not be considered as an indication of future performance from an investment of the Fund today. The investment return and principal value will fluctuate so that shares may be worth more or less than their original cost when redeemed.

SELECTED SPECIAL SHARES, INC.
Comparison of Selected Special Shares, Inc. and
Standard & Poor's 500 Stock Index
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Average Annual Total Return For the Periods ended December 31, 1995.

          One Year.....................   34.24%
          Five Years...................   14.56%
          Ten Years....................   11.81%

$10,000 invested over ten years. Let's say you invested $10,000 in Selected Special Shares ("SSS") on December 31, 1985. As the chart below shows, by December 31, 1995 the value of your investment would have grown to $30,552 - a 205.52% increase on your initial investment. For comparison, the Standard & Poor's 500 Stock Index is also presented on the chart below.

Graph omitted - details of graph are as follows:

    Measurement period         Selected Special              S&P 500
                                 Shares, Inc.                 Index
    ------------------        -------------------         ---------------

    FYE 12/31/85                   $10,000                   $10,000
    FYE 12/31/86                    10,729                    11,847
    FYE 12/31/87                    10,783                    12,467
    FYE 12/31/88                    12,893                    14,562
    FYE 12/31/89                    16,621                    19,148
    FYE 12/31/90                    15,479                    18,541
    FYE 12/31/91                    19,431                    24,190
    FYE 12/31/92                    21,069                    26,021
    FYE 12/31/93                    23,334                    28,627
    FYE 12/31/94                    22,759                    28,994
    FYE 12/31/95                    30,552                    39,878


Standard & Poor's is an unmanaged index which has no specific investment objective. Investments cannot be made directly into the index. The index used includes net dividends reinvested.

The performance data for Selected Special Shares contained in this report represents past performance and assumes that all distributions were reinvested, and should not be considered as an indication of future performance from an investment of the Fund today. The investment return and principal value will fluctuate so that shares may be worth more or less than their original cost when redeemed.

SELECTED U.S. GOVERNMENT INCOME FUND
Comparison of U.S. Government Income Fund and the Lehman Brothers
Intermediate Term U.S. Treasury Securities Index

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Average Annual Total Return For the Periods ended December 31, 1995.

          One Year........................... 15.97%
          Five Years.........................  7.78%
          Life of Fund.......................  7.30%

$10,000 invested over the life of the Fund. Let's say you invested $10,000 in U.S. Government Income Fund ("USGIF") on November 24, 1987 (inception of the Fund). As the chart below shows, by December 31, 1995 the value of your investment would have grown to $17,707 - a 77.07% increase on your initial investment. For comparison, the Lehman Brothers Intermediate
Term U.S. Treasury Securities Index is also presented on the chart below.

Graph omitted - details of graph are as follows:

                                                          Lehman Brothers
														  Intermediate Term
    Measurement period      Selected U.S. Government       U.S. Treasury
                                 Income Fund              Securities Index
    ------------------        -------------------         ----------------

    FYE 11/24/87                   $10,000                   $10,000
    FYE 12/31/87                    10,045                    10,132
    FYE 12/31/88                    10,341                    10,781
    FYE 12/31/89                    11,217                    12,148
    FYE 12/31/90                    12,174                    13,309
    FYE 12/31/91                    13,827                    15,191
    FYE 12/31/92                    14,543                    16,250
    FYE 12/31/93                    15,694                    17,592
    FYE 12/31/94                    15,269                    17,231
    FYE 12/31/95                    17,707                    19,727


The Lehman Brothers Intermediate Term U.S. Treasury Securities Index is an unmanaged index which has no specific investment objective.
Investments cannot be made directly into the index.

The performance data for Selected U.S. Government Income Fund contained in this report represents past performance and assumes that all distributions were reinvested, and should not be considered as an indication of future performance from an investment of the Fund today. The investment return and principal value will fluctuate so that shares may be worth more or less than their original cost when redeemed.

SELECTED FUNDS
Management's Discussion of Fund Performance
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Interview with Shelby M.C. Davis & Christopher C. Davis, Portfolio
Managers of Selected American Shares:

Q&A
---
Q. Describe the addition to the fund's portfolio management team which was made in 1995.

A. During the past year the portfolio management of the fund has been strengthened by the addition of Christopher C. Davis as co-portfolio manager. Christopher C. Davis brings his ten years of experience and judgment in investment management to benefit the fund in selecting investments.

Q. Why did Selected American Shares perform better than the stock market measured by the S&P 500?

A. We actively research industries and companies to find those which will outperform the stock market in general. Currently, we find such companies in the financial services area. Financial stocks benefit in the environment of low interest rates, low inflation, and good earnings growth we have today. As baby boomers increasingly become savers and investors, insurance companies, banks, and brokerage firms benefit.

Q. Apart from financial and technology stocks, what are the largest areas and companies in which the fund has invested?

A. Real estate (8.3%) and convertible preferred stock (7.4%) represent the next largest categories in which we have made investments. Among our real estate holdings, the largest are Centerpoint Properties Corporation, Vornado Realty Trust and Host Marriott Corp. Among our convertible preferred stock holdings, the largest are News Corp. Ltd., Citicorp, and Salomon Inc.

Q.  What are the top ten yielding securities in the fund?

A. Most of the top yielding securities are real estate investments trusts, or REITS. REITS are currently benefiting from the real estate recovery both in terms of rising rental rates and acquisitions at less than replacement cost. Moreover, the dividend stream provided by the REITS should continue to grow faster than inflation.

    Following is a list of the top 10 yielding holdings:

    Saul Centers, Inc.                   Mitsubishi Bank Ltd. Convertible Bonds
    Capstead Mortgage Corp.              Federal Realty Investment Trust
    Mid-America Apartment                MidAmerica Energy Co
    Communities, Inc.   .
    Sovran Self Storage Inc.             Bay Apartment Communities, Inc.
    Equitable Companies, Inc.            Centerpoint Properties Corporation
    Convertible Bonds


Q. What is the guiding philosophy behind the way the fund invests shareholders' money?

A.  Our investment principles consistently stress a research-driven,
    long-term, and disciplined approach to investing.   As stewards of your
    investment, we focus on the fundamentals of understanding a company's financial situation inside and out, combined with getting to know a company's management and their strategies for the future.

SELECTED FUNDS
Management's Discussion of Fund Performance (Continued)
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Interview with Elizabeth Bramwell, Portfolio Manager of Selected Special
Shares:

Q&A
---
Q.  What was your performance in 1995?

A. Selected Special Shares appreciated 34.2% in 1995. This compares to 31.0% for the S&P Midcap Index and 31.5% for the Lipper Small Company Growth Fund Index.

Q.  What were your largest holdings at the end of 1995?

A.  The Fund's top ten holdings as of December 31, 1995 were:

     Eckerd Corporation                         Robert Half International, Inc.
     Thermo Electron Corporation                Loral Corporation
     TCF Financial Corporation                  LSI Logic Corporation
     AVX Corp.                                  Regal Cinemas, Inc.
     Lone Star Steakhouse and Saloon, Inc.      On Assignment, Inc.


Q.  What was Selected Special's exposure to technology?

A. Technology and communications stocks represented 20% of the portfolio at the end of December. Electronics continue to penetrate more and more products and the outlook over the next several years for new multimedia, networking and other products remains bright. Other large industry sectors include industrial products (15%), retailing (13%) and financial services (11%).

Q.  What is your economic outlook?

A. We look for 1996 economic growth to be about 2% and for S&P corporate profits to slow to mid-single digits from more than 15% in 1995. We see consumer spending remaining cautious, given slow job expansion, and capital spending moderating in the first half but picking up later in the year as new communications and computer technologies come to market. Inflation is expected to slow to some 2% in response to global competition, a stronger U.S. dollar, technological advances and bipartisan efforts to constrain the federal deficit. We expect interest rates to continue to decline in view of low inflation and the historically wide spread between the Fed Funds rate of 5.25% and inflation. Lower interest rates would encourage higher price/earnings ratios and positively impact the stock market.

Q.  Is this a good time to invest in small cap stocks?

A. We believe that at the current time, there is a particularly broad universe of rapidly-growing small cap stocks with innovative products and services that are selling at discounts to their future growth rates compared to many large cap growth stocks that are selling at 1.5 times their individual future growth rates or compared to the S&P 500 Index which we estimate is selling at twice its secular growth rate. We believe that the equity markets should broaden to what we perceive as less efficiently valued small cap equities.

SELECTED FUNDS
Management's Discussion of Fund Performance (Continued)
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Interview with Elizabeth Bramwell, Portfolio Manager of Selected Special
Shares: (Continued)

Q&A
---
Q.  Where are you finding interesting ideas?

A. We look for various investment themes where we believe that the outlook for individual companies may largely transcend a slow overall economy. Areas of interest include:

Outsourcing (component manufacturing, financial data processing and labor) to improve productivity and global competitiveness; intellectual property, which can leverage know-how across expanding multimedia alternatives; innovators covering a wide range of investment opportunities; global expansion of brand name franchises; geographically - positioned company plays such as in the rapidly growing Pacific
Northwest and Asian Pacific; and financial services where aging baby boomers are driving demand.




Interview with Carolyn H. Spolidoro, Portfolio Manager of Selected U.S. Government Income.

Q&A
---
Q.  Can you explain how the attractive 16% return was attained?

A. The 1995 fall in interest rates was beneficial for most bonds. As interest rates fell, the valuation of bonds increased. This effect was most dramatic in the long end of the yield curve. Securities with longer maturities outperformed shorter securities. Our fund tracked the intermediate maturity governments. This middle range is a good position because the fund can participate in rallies and yet not sacrifice some down-side protection.

Q.  How is the fund positioned?

A.  Our fund is being positioned to be a  well-rounded, all-weather fund.
    Our plan is to have a variety of securities with a spread of maturities over the intermediate range of the yield curve. This diversity, in terms of types of government securities, maturity length, call provisions, and size of coupon is an asset in smoothing out price variability in different market environments.

Q.  What type of bond market do you foresee for 1996?

A. I believe the rally of 1995 will continue into 1996, although it will not be as powerful as the 1995 rally was. The year may start out with some choppiness as the market adjusts and gains confidence that the rally wasn't overdone. This is why the positioning of the fund is so important; the different market sectors respond differently to the changing environment.

Our Directors











                             Photograph omitted.











                            Robert J. Greenebaum
                                  Chairman











Photograph omitted.                              Photograph omitted.












Shelby M.C. Davis                                William P. Barr
President

Our Directors










Photograph omitted.                              Photograph omitted.












Floyd A. Brown                                   William G. Cole










Photograph omitted.                              Photograph omitted.













Walter E. Hoadley                               James J. McMonagle

Our Directors










Photograph omitted.                              Photograph omitted.












Martin H. Proyect                                Larry Robinson

SELECTED FUNDS
SCHEDULE OF INVESTMENTS AT DECEMBER 31, 1995
SELECTED AMERICAN SHARES, INC.


                                                                                                                     VALUE
SHARES                                                                                                              (NOTE1)
-------------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------------
COMMON STOCK - (89.62%)

AUTOMOBILES - (2.54%)
    445,000 General Motors Corp................................................................................   $  23,529,375
                                                                                                                  -------------
BANKS AND SAVING AND LOAN ASSOCIATIONS - (8.91%)
    425,000 Banc One Corp......................................................................................      16,043,750
    402,154 First Bank Systems, Inc............................................................................      19,956,892
    183,800 Golden West Financial Corp.........................................................................      10,154,950
    150,000 Northern Trust Corp................................................................................       8,400,000
     27,434 Norwest Corp.......................................................................................         905,322
    125,000 Wells Fargo & Co...................................................................................      27,000,000
                                                                                                                  -------------
                                                                                                                     82,460,914
                                                                                                                  -------------
COMPUTER PRODUCTS - (4.52%)
    134,000 Hewlett-Packard Co.................................................................................      11,222,500
    540,000 Intel Corp.........................................................................................      30,645,000
                                                                                                                  -------------
                                                                                                                     41,867,500
                                                                                                                  -------------
CONSUMER PRODUCTS - (0.85%)
    227,000 Seagram Co. Ltd. (The).............................................................................       7,859,875
                                                                                                                  -------------
ELECTRONICS - (2.13%)
    380,600 Texas Instruments, Inc.............................................................................      19,696,050
                                                                                                                  -------------
ENERGY - (4.32%)
    280,000 Amerada Hess Corp..................................................................................      14,840,000
     34,285 Amoco Corp.........................................................................................       2,464,234
    300,000 Burlington Resources, Inc..........................................................................      11,775,000
    250,000 Panhandle Eastern Corp.............................................................................       6,968,750
     50,000 Texaco Inc.........................................................................................       3,925,000
                                                                                                                  -------------
                                                                                                                     39,972,984
                                                                                                                  -------------
ENTERTAINMENT - (0.80%)
    125,000 Disney (Walt) Co. (The)............................................................................       7,375,000
FINANCIAL - (14.82%)
    710,000 American Express Co................................................................................      29,376,250
     99,031 Dean Witter, Discover & Co.........................................................................       4,654,457
    269,900 Donaldson, Lufkin & Jenrette, Inc..................................................................       8,434,375
    200,000 Equifax, Inc.......................................................................................       4,275,000
    275,000 Federal Home Loan Mortgage Corp....................................................................      22,962,500
    235,000 Morgan (J.P.) & Co., Inc...........................................................................      18,858,750
    287,900 Morgan Stanley Group Inc...........................................................................      23,211,938
    403,333 Travelers Group Inc................................................................................      25,359,562
                                                                                                                  -------------
                                                                                                                    137,132,832
                                                                                                                  -------------
FOOD/BEVERAGE & RESTAURANT - (4.89%)
    250,000 Coca-Cola Company..................................................................................      18,562,500
    430,000 McDonald's Corp....................................................................................      19,403,750
    280,000 Tyson Foods, Inc., Class A.........................................................................       7,315,000
                                                                                                                  -------------
                                                                                                                     45,281,250
                                                                                                                  -------------

SELECTED FUNDS
SCHEDULE OF INVESTMENTS AT DECEMBER 31, 1995
SELECTED AMERICAN SHARES, INC. - Continued

                                                                                                                     VALUE
SHARES                                                                                                             (NOTE 1)
-------------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------------
COMMON STOCK - Continued

HEALTH CARE - (4.56%)
    200,000 Gillette Co., (The)................................................................................   $  10,425,000
    150,000 Johnson & Johnson..................................................................................      12,843,750
    300,000 Pfizer Inc.........................................................................................      18,900,000
                                                                                                                  -------------
                                                                                                                     42,168,750
                                                                                                                  -------------
INSURANCE - (18.95%)
    527,514 Allstate Corp. (The)...............................................................................      21,694,013
    225,000 American International Group,Inc...................................................................      20,812,500
    258,000 Berkley (W.R.) Corp................................................................................      13,867,500
    215,200 Chubb Corp.........................................................................................      20,820,600
    881,000 Equitable Companies Inc............................................................................      21,144,000
    130,200 General Re Corp....................................................................................      20,181,000
    300,000 National Re Corp...................................................................................      11,400,000
    225,000 Progressive Corp. (Ohio)...........................................................................      10,996,875
    380,000 Risk Capital Holdings, Inc.<F1>....................................................................       8,882,500
    368,775 SunAmerica, Inc....................................................................................      17,516,813
      2,016 Transport Holdings, Inc., Class A<F1>..............................................................          82,152
    145,600 UNUM Corp..........................................................................................       8,008,000
                                                                                                                  -------------
                                                                                                                    175,405,953
                                                                                                                  -------------
PAPER PRODUCTS - (3.51%)
    615,200 Fort Howard Corp.<F1>..............................................................................      13,842,000
    367,000 Jefferson Smurfit Corporation<F1>..................................................................       3,486,500
    318,000 Union Camp Corp....................................................................................      15,144,750
                                                                                                                  -------------
                                                                                                                     32,473,250
                                                                                                                  -------------
PHOTOGRAPHIC - (1.10%)
    152,000 Eastman Kodak Co...................................................................................      10,184,000
                                                                                                                  -------------
PUBLISHING - (3.22%)
    236,200 Gannett Co., Inc...................................................................................      14,496,775
    250,000 Tribune Co.........................................................................................      15,281,250
                                                                                                                  -------------
                                                                                                                     29,778,025
                                                                                                                  -------------
RAILROAD - (1.38%)
    333,600 Illinois Central Corp..............................................................................      12,801,900
                                                                                                                  -------------
REAL ESTATE - (8.33%)
     32,000 Bay Apartment Communities, Inc.....................................................................         776,000
     75,000 Capstead Mortgage Corp.............................................................................       1,715,625
    814,394 Centerpoint Properties Corporation.................................................................      18,832,861
     91,500 Federal Realty Investment Trust....................................................................       2,081,625
    919,300 Host Marriott Corp.................................................................................      12,180,725
    150,000 Kimco Realty Corp..................................................................................       4,087,500
     50,000 Merry Land & Investment Co., Inc...................................................................       1,181,250
     75,000 Mid-America Apartment Communities, Inc.............................................................       1,856,250
     60,000 Public Storage, Inc................................................................................       1,140,000

SELECTED FUNDS
SCHEDULE OF INVESTMENTS AT DECEMBER 31, 1995
SELECTED AMERICAN SHARES, INC. - Continued
                                                                                                                     VALUE
SHARES/PRINCIPAL                                                                                                   (NOTE 1)
-------------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------------
COMMON STOCK - Continued

REAL ESTATE - Continued
    272,500 Saul Centers, Inc..................................................................................   $   3,712,813
     35,000 Sovran Self Storage Inc............................................................................         923,125
     75,000 Storage USA, Inc...................................................................................       2,446,875
    406,900 Vornado Realty Trust...............................................................................      15,258,750
    287,300 Weingarten Realty Investors........................................................................      10,917,400
                                                                                                                  -------------
                                                                                                                     77,110,799
                                                                                                                  -------------
RETAIL - (1.40%)
    205,000 Harcourt General, Inc..............................................................................       8,584,375
     90,000 Home Depot, Inc....................................................................................       4,308,750
        600 Tandy Corp.........................................................................................          24,900
                                                                                                                  -------------
                                                                                                                     12,918,025
                                                                                                                  -------------
TELECOMMUNICATIONS - (2.04%)
    300,000 AirTouch Communications,Inc.<F1>...................................................................       8,475,000
    400,000 MCI Communications Corp............................................................................      10,450,000
                                                                                                                  -------------
                                                                                                                     18,925,000
                                                                                                                  -------------
TIMBER PRODUCTS - (0.71%)
    151,000 Weyerhaeuser Co....................................................................................       6,530,750
                                                                                                                  -------------
UTILITIES - (0.64%)
    351,600 MidAmerica Energy Co...............................................................................       5,889,300
                                                                                                                  -------------

                    Total Common Stock - (identified cost $616,941,570)........................................     829,361,532
                                                                                                                  -------------
CONVERTIBLE PREFERRED STOCK - (7.41%)
     50,000 Banc One Pfd., $3.50, Ser. C Conv. Pfd.............................................................       3,281,250
     50,000 Barnett Banks Inc., $4.50, Ser. A Conv. Pfd........................................................       5,575,000
     89,595 Citicorp, $1.217, Ser. 15 Conv. Pfd................................................................      16,384,686
     89,000 Delta Air Lines, Inc., Depository Shares, $3.50, Ser. C Conv. Pfd..................................       5,284,375
     50,000 First Bank Systems, Inc., $3.5625, Ser. 1991-A Conv. Pfd...........................................       4,287,500
    899,000 News Corp. Ltd. (The), Sponsored ADR Pfd...........................................................      17,305,750
     81,700 Salomon Inc. - Hewlett-Packard Company, ELK, 5.25%, 01/01/97.......................................       8,210,850
     99,000 SunAmerica Inc., Depository Shares, $2.78, Ser. D Conv. Pfd........................................       4,727,250
     22,500 Travelers Group Inc., 5.50%, Ser. B Conv. Pfd......................................................       1,963,125
     30,000 Unocal Corp., 3.50%, Conv. Pfd.....................................................................       1,601,250
                                                                                                                  -------------
                    Total Convertible Preferred Stock - (identified cost $54,943,315)..........................      68,621,036
                                                                                                                  -------------
CONVERTIBLE BONDS - (1.46%)
$ 4,000,000 AMR Corp., Conv. Sub. Qrtly. Income Cap. Secs., 6.125%, 11/01/24...................................       4,140,000
  4,000,000 Chevron Corp., Exchangeable Sr. Deb., 6.50%, 01/15/03..............................................       5,020,000
  3,000,000 Equitable Companies Inc., 6.125%, 12/15/24.........................................................       3,375,000
    850,000 Mitsubishi Bank Ltd., 3.00%, 11/30/02..............................................................         998,750
                                                                                                                  -------------
                    Total Convertible Bonds _ (identified cost $12,864,834)....................................      13,533,750
                                                                                                                  -------------

SELECTED FUNDS
SCHEDULE OF INVESTMENTS AT DECEMBER 31, 1995
SELECTED AMERICAN SHARES, INC. - Continued
                                                                                                                     VALUE
PRINCIPAL                                                                                                          (NOTE 1)
-------------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------------
SHORT TERM - (1.48%)
$13,740,000  Federal Home Loan Mortgage Corporation Discount Note, 5.50%, 01/02/96
               - (identified cost $13,737,900).................................................................   $  13,737,900
                                                                                                                  -------------


             TOTAL INVESTMENTS - (99.97%) - (identified cost $698,487,619) - <F2>..............................     925,254,218
             OTHER ASSETS LESS LIABILITIES _ (0.03%)...........................................................         257,482
                                                                                                                  -------------
                  NET ASSETS - (100%)..........................................................................   $ 925,511,700
                                                                                                                  =============

<F1> Non-Income Producing Security

<F2> Aggregate cost for Federal Income Tax purposes is $698,487,619.
At December 31, 1995 unrealized appreciation (depreciation) of securities for Federal Income Tax purposes is as follows:


     Unrealized appreciation..................................................................................    $ 233,738,862
     Unrealized depreciation..................................................................................       (6,972,263)
                                                                                                                  -------------
          Net unrealized appreciation.........................................................................    $ 226,766,599
                                                                                                                  =============





















See Notes to Financial Statements.

SELECTED FUNDS
SCHEDULE OF INVESTMENTS AT DECEMBER 31, 1995
SELECTED SPECIAL SHARES, INC.
                                                                                                                     VALUE
SHARES                                                                                                             (NOTE 1)
-------------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------------
COMMON STOCK - (99.71%)

APPAREL -   (2.97%)
    17,000  Cutter & Buck, Inc.<F1>...........................................................................    $     144,500
    25,000  Oakley, Inc.<F1>..................................................................................          850,000
    30,000  Sola International, Inc...........................................................................          757,500
                                                                                                                  -------------
                                                                                                                      1,752,000
                                                                                                                  -------------
AUTOMOTIVE/HEAVY EQUIPMENT - (0.81%)
    10,500  Case Corporation..................................................................................          480,375
                                                                                                                  -------------
COMMUNICATIONS - (4.37%)
    18,000  Infinity Broadcasting Corporation<F1>.............................................................          670,500
    10,000  Microwave Power Devices, Inc.<F1>.................................................................          111,250
    10,000  Nokia Corp. - ADR.................................................................................          388,750
    15,000  PairGain Technologies, Inc.<F1>...................................................................          821,250
     8,000  StrataCom, Inc.<F1>...............................................................................          588,000
                                                                                                                  -------------
                                                                                                                      2,579,750
                                                                                                                  -------------
ENTERTAINMENT - (5.98%)
    20,000  Cinar Films, Inc., Class B<F1>....................................................................          302,500
    47,045  Gaylord Entertainment Company.....................................................................        1,305,499
    20,000  Pixar, Inc.<F1>...................................................................................          577,500
    45,000  Regal Cinemas, Inc.<F1>...........................................................................        1,338,750
                                                                                                                  -------------
                                                                                                                      3,524,249
                                                                                                                  -------------
FINANCIAL SERVICES - (10.96%)
    15,000  Alex Brown, Inc...................................................................................          630,000
    40,000  Charles Schwab Corporation (The)..................................................................          805,000
    25,000  Collective Bancorp, Inc...........................................................................          634,375
    15,000  Dow Jones & Company, Inc..........................................................................          598,125
    15,000  Northern Trust Company............................................................................          840,000
    50,000  TCF Financial Corporation.........................................................................        1,656,250
    45,000  Washington Mutual, Inc............................................................................        1,299,375
                                                                                                                  -------------
                                                                                                                      6,463,125
                                                                                                                  -------------
FOOD & BEVERAGE - (0.37%)
    19,000  Pepsi Cola Puerto Rico Bottling Company...........................................................          218,500
HEALTHCARE PRODUCTS - (1.87%)
    25,000  Ballard Medical Products..........................................................................          446,875
    10,000  Merck & Company, Inc..............................................................................          657,500
                                                                                                                  -------------
                                                                                                                      1,104,375
                                                                                                                  -------------
HEALTHCARE SERVICES - (0.61%)
    10,000  Healthsource, Inc.<F1>............................................................................          360,000
                                                                                                                  -------------
INDUSTRIAL PRODUCTS - (15.08%)
    60,000  AVX Corp..........................................................................................        1,590,000
    15,000  C.P. Clare Corporation<F1>........................................................................          307,500
    10,300  Illinois Tool Works, Inc..........................................................................          607,700
    25,000  KEMET Corporation<F1>.............................................................................          596,875

SELECTED FUNDS
SCHEDULE OF INVESTMENTS AT DECEMBER 31, 1995
SELECTED SPECIAL SHARES, INC. - Continued

                                                                                                                     VALUE
SHARES                                                                                                             (NOTE 1)
-------------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------------
COMMON STOCK - Continued

INDUSTRIAL PRODUCTS - Continued
    30,000  Kennametal, Inc...................................................................................    $     952,500
    34,500  Methode Electronics, Inc. - A.....................................................................          491,625
    33,000  Minerals Technologies, Inc........................................................................        1,204,500
    40,500  Molex Inc., Class A...............................................................................        1,240,312
    25,000  Vishay Intertechnology Group, Inc.<F1>............................................................          787,500
    34,000  Waters Corporation<F1>............................................................................          620,500
    35,000  X-Rite, Inc.......................................................................................          494,375
                                                                                                                  -------------
                                                                                                                      8,893,387
                                                                                                                  -------------
INFORMATION PROCESSING - OFFICE EQUIPMENT - (0.38%)
     6,000  Danka Business Systems PLC - ADR..................................................................          222,000
INFORMATION PROCESSING - SERVICES - (3.23%)
     6,000  Ciber, Inc.<F1>...................................................................................          140,250
    20,000  DST Systems, Inc.<F1>.............................................................................          570,000
    10,101  First Data Corporation............................................................................          675,504
    10,000  General Motors Corporation, Class E...............................................................          520,000
                                                                                                                  -------------
                                                                                                                      1,905,754
                                                                                                                  -------------
INSURANCE - (2.98%)
     7,000  Berkley (W.R.) Corporation........................................................................          376,250
    20,000  Horace Mann Educators Corporation.................................................................          625,000
    10,000  Markel Corporation<F1>............................................................................          755,000
                                                                                                                  -------------
                                                                                                                      1,756,250
                                                                                                                  -------------
LODGING - (2.89%)
    15,000  Micros Systems, Inc.<F1>..........................................................................          738,750
    55,300  Red Lion Hotels, Inc.<F1>.........................................................................          967,750
                                                                                                                  -------------
                                                                                                                      1,706,500
                                                                                                                  -------------
METALS - (1.96%)
    30,000  OM Group, Inc.....................................................................................          993,750
    15,000  Universal Stainless & Alloy Products, Inc.<F1>....................................................          159,375
                                                                                                                  -------------
                                                                                                                      1,153,125
                                                                                                                  -------------
PACKAGING - (2.20%)
    15,000  Sealed Air Corporation<F1>........................................................................          421,875
    33,250  Sonoco Products Company...........................................................................          872,812
                                                                                                                  -------------
                                                                                                                      1,294,687
                                                                                                                  -------------
RESTAURANTS - (2.60%)
    40,000  Lone Star Steakhouse and Saloon, Inc.<F1>.........................................................        1,535,000
                                                                                                                  -------------
RETAILING - (13.16%)
    56,000  Eckerd Corporation <F1>...........................................................................        2,499,000
    25,000  Just For Feet, Inc.<F1>...........................................................................          893,750
    20,100  Kohl's Corporation<F1>............................................................................        1,055,250
    35,000  OfficeMax, Inc.<F1>...............................................................................          783,125
    20,000  Sunglass Hut International<F1>....................................................................          475,000

SELECTED FUNDS
SCHEDULE OF INVESTMENTS AT DECEMBER 31, 1995
SELECTED SPECIAL SHARES, INC. - Continued
                                                                                                                     VALUE
SHARES                                                                                                             (NOTE 1)
-------------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------------
COMMON STOCK _ Continued

RETAILING - Continued
    40,000  Talbots, Inc. (The)...............................................................................    $   1,150,000
    18,000  Tiffany & Co......................................................................................          906,750
                                                                                                                  -------------
                                                                                                                      7,762,875
                                                                                                                  -------------
SERVICES - TEMPORARY HELP - (6.21%)
    25,000  Interim Services, Inc.<F1>........................................................................          868,750
    40,500  On Assignment, Inc.<F1>...........................................................................        1,326,375
    35,000  Robert Half International, Inc.<F1>...............................................................        1,465,625
                                                                                                                  -------------
                                                                                                                      3,660,750
                                                                                                                  -------------
TECHNOLOGY - SEMICONDUCTORS/EQUIPMENT - (10.22%)
    25,000  Analog Devices, Inc.<F1>..........................................................................          884,375
    20,000  Applied Materials, Inc.<F1>.......................................................................          787,500
    10,000  Cisco Systems, Inc.<F1>...........................................................................          746,250
    25,000  Fusion Systems Corporation<F1>....................................................................          700,000
     5,000  KLA Instruments Corporation<F1>...................................................................          130,313
    42,000  LSI Logic Corporation<F1>.........................................................................        1,375,500
    12,000  Lam Research Corporation<F1>......................................................................          549,000
    35,000  Tencor Instruments<F1>............................................................................          853,125
                                                                                                                  -------------
                                                                                                                      6,026,063
                                                                                                                  -------------
TECHNOLOGY - OTHER - (6.01%)
    41,000  Loral Corporation.................................................................................        1,450,375
    40,300  Thermo Electron Corporation<F1>...................................................................        2,095,600
                                                                                                                  -------------
                                                                                                                      3,545,975
                                                                                                                  -------------
TRANSPORTATION - (4.85%)
    50,000  Bombardier, Inc. Class B..........................................................................          654,750
    31,000  Fritz Companies, Inc.<F1>.........................................................................        1,286,500
    20,000  Kansas City Southern Industries, Inc..............................................................          915,000
                                                                                                                  -------------
                                                                                                                      2,856,250
                                                                                                                  -------------

                    Total Common Stock - (identified cost $45,912,068)........................................       58,800,990
                                                                                                                  -------------

SELECTED FUNDS
SCHEDULE OF INVESTMENTS AT DECEMBER 31, 1995
SELECTED SPECIAL SHARES, INC. - Continued
                                                                         VALUE
PRINCIPAL                                                             (NOTE 1)
-----------------------------------------------------------------------------
-----------------------------------------------------------------------------
SHORT TERM - (4.87%)

$2,875,000 Federal Home Loan Mortgage Corporation Discount Note, 5.50%, 01/02/96
              - (identified cost $2,874,561)..................................................................    $   2,874,561



            TOTAL INVESTMENTS - (104.58%) - (identified cost $48,786,629)- <F2>...............................       61,675,551
            LIABILITIES LESS OTHER ASSETS  - (4.58%)..........................................................       (2,700,767)
                                                                                                                  -------------
                 NET ASSETS - (100%)..........................................................................    $  58,974,784
                                                                                                                  =============

<F1> Non-Income Producing Security.

<F2> Aggregate cost for Federal Income Tax purposes is $48,786,629. At
December 31, 1995 unrealized appreciation (depreciation) of securities for Federal Income Tax purposes is as follows:

               Unrealized appreciation........................................................................    $  13,906,263
               Unrealized depreciation........................................................................       (1,017,341)
                                                                                                                  -------------
               Net unrealized appreciation....................................................................      $12,888,922
                                                                                                                  =============






















See Notes to Financial Statements.

SELECTED FUNDS
SCHEDULE OF INVESTMENTS AT DECEMBER 31, 1995
SELECTED CAPITAL PRESERVATION TRUST -
  SELECTED U.S. GOVERNMENT INCOME FUND
                                                                                                                     VALUE
PRINCIPAL                                                                                                          (NOTE 1)
-------------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------------

ADJUSTABLE RATE MORTGAGES - (1.19%)
$  28,656   Government National Mortgage Association, Pool No.008901, 7.00%, 01/20/22.........................    $      29,432
   29,830   Government National Mortgage Association, Pool No. 008299, 7.25%, 09/20/23........................           30,403
   31,907   Government National Mortgage Association, Pool No. 008360, 7.00%, 01/20/24........................           32,631
                                                                                                                  -------------
                    Total ARM - (identified cost $83,245).....................................................           92,466
                                                                                                                  -------------
FEDERAL HOME LOAN MORTGAGE CORPORATION - (12.01%)
  139,836   9.00%,  09/01/10, Pool No. 309702.................................................................          146,970
  248,590   8.00%, 09/01/21, Pool No. D2-7906.................................................................          259,039
  325,783   8.00%, 10/01/21, Pool No. D2-7334.................................................................          339,157
  185,488   8.00%, 06/01/22, Pool No. D2-0670.................................................................          192,908
                                                                                                                  -------------
                    Total FHLMC - (identified cost $909,021)..................................................          938,074
                                                                                                                  -------------
FEDERAL NATIONAL MORTGAGE ASSOCIATION - (0.82%)
   13,859   10.00%, 07/01/05, Pool No. 98835..................................................................           14,591
   20,281   10.00%, 08/01/05, Pool No. 99903..................................................................           21,352
   15,419    8.50%, 07/01/17, Pool No. 51539..................................................................           16,188
   11,406    8.50%, 04/01/21, Pool No. 117725.................................................................           11,954
                                                                                                                  -------------
                    Total FNMA - (identified cost $62,928)....................................................           64,085
                                                                                                                  -------------
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION - (19.91%)
   67,221   10.00%, 09/15/01, Pool No. 265....................................................................           71,268
   71,978    9.00%, 04/15/16, Pool No. 147....................................................................           76,904
   95,423    9.00%, 05/15/16, Pool No. 161....................................................................          101,879
  209,703    9.00%, 06/15/16, Pool No. 157....................................................................          223,890
  137,514    9.00%, 07/15/16, Pool No. 162....................................................................          146,915
  144,974    9.00%, 11/15/16, Pool No. 179....................................................................          154,782
  101,367    9.00%, 06/15/17, Pool No. 225....................................................................          108,146
   94,294    9.00%, 08/15/17, Pool No. 209....................................................................          100,600
   38,485    9.00%, 05/15/18, Pool No. 23.....................................................................          541,029
   92,166    9.00%, 08/15/18, Pool No. 258....................................................................           98,258
  229,796    9.00%, 08/15/19, Pool No. 227....................................................................          244,804
  176,479    8.50%, 10/15/19, Pool No. 277....................................................................          186,812
                                                                                                                  -------------
                    Total GNMA - (identified cost $1,471,160).................................................        1,555,287
                                                                                                                  -------------
MEDIUM TERM NOTES - (19.53%)
  300,000   Federal Home Loan Bank, 8.00%, 08/16/10...........................................................          304,939
  200,000   Federal Home Loan Bank, 7.24%, 11/09/10...........................................................          203,950
  500,000   Federal Home Loan Mortgage Corporation, 6.615%, 03/03/04..........................................          500,390
  500,000   Federal National Mortgage Association, 6.42%, 12/01/08............................................          516,350
                                                                                                                  -------------
                    Total Medium Term Notes - (identified cost $1,450,710)....................................        1,525,629
                                                                                                                  -------------

SELECTED FUNDS
SCHEDULE OF INVESTMENTS AT DECEMBER 31, 1995
SELECTED CAPITAL PRESERVATION TRUST _
SELECTED U.S. GOVERNMENT INCOME FUND - Continued

                                                                                                                     VALUE
PRINCIPAL                                                                                                          (NOTE 1)
-------------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------------

COLLATERALIZED MORTGAGE OBLIGATIONS & REAL ESTATE MORTGAGE
INVESTMENT CONDUITS - (43.64%)
$ 500,000   Federal Home Loan Mortgage Corporation, 1992 CL 1340 H, 7.50%, 08/15/07...........................    $     533,590
  107,993   Federal Home Loan Mortgage Corporation, CL 1403, 6.00%, 11/15/21..................................          107,554
  127,846   Federal Home Loan Mortgage Corporation, CL 1487 H, 6.00%, 03/15/23................................          126,568
  500,000   Federal National Mortgage Association, 1992 CL 152 M, 7.75%, 08/25/07.............................          529,375
  500,000   Federal National Mortgage Association, 1993 CL 11 O, 7.35%, 02/25/08..............................          525,155
  500,000   Federal National Mortgage Association, 1993 CL 47 C, 7.00%, 04/25/08..............................          506,250
  591,867   Federal National Mortgage Association, 1993 CL 121 Z, 7.00%, 07/25/23.............................          561,535
  500,000   United States Department of Veteran Affairs, Mortgage Trust 1992-1,
              7.75%, 07/15/17.................................................................................          518,750
                                                                                                                  -------------
                    Total CMO'S & REMIC'S - (identified cost $3,245,253)......................................        3,408,777
                                                                                                                  -------------

SHORT TERM - (1.28%)
  100,000   Federal National Mortgage Association Discount Note, 5.60%, 01/03/96
              (identified cost $99,969).......................................................................           99,969
                                                                                                                  -------------

                    TOTAL INVESTMENTS - (98.38%) - (identified cost $7,322,286) - <F1>........................        7,684,287
                    OTHER ASSETS LESS LIABILITIES - (1.62%)...................................................          126,765
                                                                                                                  -------------
                         NET ASSETS - (100%)..................................................................    $   7,811,052
                                                                                                                  =============

<F1> Aggregate cost for Federal Income Tax purposes is $7,322,286.  At
December 31, 1995 unrealized appreciation (depreciation) of securities for Federal Income Tax purposes is as follows:

               Unrealized appreciation........................................................................    $     362,765
               Unrealized depreciation........................................................................             (764)
                                                                                                                  -------------
                   Net unrealized appreciation................................................................    $     362,001
                                                                                                                  =============








See Notes to Financial Statements.

SELECTED FUNDS
SCHEDULE OF INVESTMENTS AT DECEMBER 31, 1995
SELECTED CAPITAL PRESERVATION TRUST -
SELECTED DAILY GOVERNMENT FUND

                                                                                                                     VALUE
PRINCIPAL                                                                                                          (NOTE 1)
-------------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------------

FEDERAL FARM CREDIT BANK - (2.76%)
$ 2,125,000     5.65%, 01/12/96 Discount Note.................................................................    $  2,121,331
  3,000,000     5.58%, 02/07/96 Discount Note.................................................................       2,982,795
                                                                                                                  ------------
                    Total Federal Farm Credit Bank - (identified cost $ 5,104,126)............................       5,104,126
                                                                                                                  ------------
FEDERAL HOME LOAN BANK - (15.72%)
 10,000,000     5.48%, 01/19/96 Discount Note.................................................................       9,972,600
 10,000,000     5.47%, 02/22/96 Discount Note.................................................................       9,920,989
  9,240,000     5.45%, 03/22/96 Discount Note.................................................................       9,126,695
                                                                                                                  ------------
                    Total Federal Home Loan Bank - (identified cost $29,020,284)..............................      29,020,284
                                                                                                                  ------------
FEDERAL HOME LOAN MORTGAGE CORPORATION - (27.80%)
  2,825,000     5.50%, 01/02/96 Discount Note.................................................................       2,824,568
  1,335,000     5.50%, 01/04/96 Discount Note.................................................................       1,334,388
  3,485,000     5.60%, 01/05/96 Discount Note.................................................................       3,482,832
  5,045,000     5.58%, 01/09/96 Discount Note.................................................................       5,038,744
    350,000     5.59%, 01/10/96 Discount Note.................................................................         349,511
  5,020,000     5.66%, 01/16/96 Discount Note.................................................................       5,008,161
  5,330,000     5.55%, 01/22/96 Discount Note.................................................................       5,312,744
 15,850,000     5.48%, 02/08/96 Discount Note.................................................................      15,758,317
  4,900,000     5.43%, 02/15/96 Discount Note.................................................................       4,866,741
  2,390,000     5.48%, 03/07/96 Discount Note.................................................................       2,365,988
  5,100,000     5.27%, 06/03/96 Discount Note.................................................................       4,985,026
                                                                                                                  ------------
                    Total Federal Home Loan Mortgage Corporation - (identified cost $51,327,020)..............      51,327,020
                                                                                                                  ------------
FEDERAL NATIONAL MORTGAGE ASSOCIATION - (51.57%)
  1,890,000     5.58%, 01/25/96 Discount Note.................................................................       1,882,969
    595,000     5.50%, 01/31/96 Discount Note.................................................................         592,273
  1,995,000     5.58%, 02/12/96 Discount Note.................................................................       1,982,013
  3,500,000     5.58%, 02/20/96 Discount Note.................................................................       3,472,875
  5,000,000     5.58%, 02/21/96 Discount Note.................................................................       4,960,475
 13,095,000     5.54%, 02/27/96 Discount Note.................................................................      12,980,135
  3,765,000     5.49%, 03/05/96 Discount Note.................................................................       3,728,254
  2,025,000     5.34%, 03/19/96 Discount Note.................................................................       2,001,571
 12,200,000     5.33%, 03/21/96 Discount Note.................................................................      12,055,498
 10,000,000     5.34%, 03/26/96 Discount Note.................................................................       9,873,917
  1,550,000     5.30%, 05/07/96 Discount Note.................................................................       1,521,019
  8,540,000     5.34%, 05/07/96 Discount Note.................................................................       8,379,121
 13,310,000     5.17%, 06/27/96 Discount Note.................................................................      12,969,759
  8,855,000     5.27%, 07/19/96 Discount Note.................................................................       8,595,745
 10,560,000     5.14%, 12/26/96 Discount Note.................................................................      10,196,636
                                                                                                                  ------------
                    Total Federal National Mortgage Association - (identified cost $95,192,260)...............      95,192,260
                                                                                                                  ------------

SELECTED FUNDS
SCHEDULE OF INVESTMENTS AT DECEMBER 31, 1995
SELECTED CAPITAL PRESERVATION TRUST -
SELECTED DAILY GOVERNMENT FUND - Continued

                                                                                                                     VALUE
PRINCIPAL                                                                                                          (NOTE 1)
-------------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------------

TENNESSEE VALLEY AUTHORITY - (2.65%)
$ 2,705,000     5.56%, 01/17/96 Discount Note.................................................................    $   2,698,316
  2,195,000     5.60%, 01/26/96 Discount Note.................................................................        2,186,464
                                                                                                                  -------------
                    Total Tennessee Valley Authority - (identified cost $4,884,780)...........................        4,884,780
                                                                                                                  -------------

               TOTAL INVESTMENTS - (100.50%) - (identified cost $185,528,470) - <F1>..........................      185,528,470
               LIABILITIES LESS OTHER ASSETS - (0.50%)........................................................         (925,293)
                                                                                                                  -------------
                    NET ASSETS - (100%).......................................................................    $ 184,603,177
                                                                                                                  =============

<F1> Aggregate cost for Federal income tax purposes is $185,528,470.


























See Notes to Financial Statements.

SELECTED FUNDS
STATEMENT OF ASSETS AND LIABILITIES
At December 31, 1995
-------------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------------
                                                    AMERICAN              SPECIAL            GOVERNMENT               DAILY
                                                     SHARES               SHARES,              INCOME               GOVERNMENT
                                                      INC.                 INC.                 FUND                  Fund
								                    --------              -------            ----------             ----------             ____________
ASSETS:
  Investments in securities, at value
    (see schedules of investments)..............  $ 925,254,218          $ 61,675,551        $ 7,684,287            $ 185,528,470
  Cash..........................................         11,337                -                  27,670                    4,435
  Receivables:
    Dividends and interest......................      2,110,435                13,948             60,582                    -
    Capital stock sold..........................        984,193               108,683             51,362                    3,656
    Investment securities sold..................          -                   536,020              1,339                    _
    Due from adviser............................          _                     -                 10,709                    _
                                                  -------------          ------------        -----------            -------------
      Total assets..............................    928,360.183            62,334,202          7,835,949              185,536,561
                                                  -------------          ------------        -----------            -------------
LIABILITIES:
  Payables:
    Capital stock reacquired....................         61,268               609,957                500                   96,317
    Investment securities purchased.............      1,886,388             2,568,084              _                        _
  Cash Overdraft................................         -                     78,472              -                        -
  Accrued expenses..............................        920,827               102,905             10,880                  120,006
  Payable to adviser............................         _                       _                 -                      386,626
  Distributions payable.........................         -                       -                13,517                  330,435
                                                  -------------          ------------        -----------            -------------
      Total liabilities.........................      2,848,483             3,359,418             24,897                  933,384
                                                  -------------          ------------        -----------            -------------

NET ASSETS:.....................................  $ 925,511.700          $ 58,974,784        $ 7,811,052            $ 184,603,177
                                                  =============          ============        ===========            =============
SHARES OUTSTANDING (NOTE 5).....................     52,345.096             5,459,987            849,083              184,603,177
                                                  =============          ============        ===========            =============
NET ASSET VALUE, offering and
    redemption price per share (Net
    assets shares outstanding)................     $    17.68            $    10.80          $    9.20               $     1.00
                                                     ==========            ==========          =========               ==========
NET ASSETS CONSIST OF:
  Paid-in capital...............................  $ 682,985,857          $ 44,292,452        $ 7,435,712            $ 184,603,177
  Accumulated net investment income.............        150,136                _                  _                        _
  Accumulated net realized gain.................     15,609,108             1,793,410             13,339                   _
  Unrealized appreciation on investments........    226,766,599            12,888,922            362,001                   _
                                                  -------------          ------------        -----------            -------------
                                                  $ 925,511,700          $ 58,974,784        $ 7,811,052            $ 184,603,177
                                                  =============          ============        ===========            =============






See Notes to Financial Statements.

SELECTED FUNDS
STATEMENT OF OPERATIONS
For the year ended December 31, 1995
-------------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------------
                                                                                              U.S.
                                                    SELECTED           SELECTED           GOVERNMENT            DAILY
                                                    AMERICAN            SPECIAL             INCOME             GOVERNMENT
                                                     SHARES             SHARES                FUND               FUND
                                                    --------           --------           ----------           ----------
INVESTMENT INCOME:
Income:
  Dividends....................................   $  17,114,790     $     359,415        $       _             $    _
  Interest.....................................       1,606,958           126,877              600,323            7,755,139
                                                  -------------     -------------        -------------         ------------
    Total income...............................      18,721,748           486,292              600,323            7,755,139
                                                  -------------     -------------        -------------         ------------
Expenses:
  Management fees (Note 2).....................       4,719,283           377,851              39,8473               96,025
  Custodian fees...............................         262,482            45,968               18,605               58,217
  Transfer agent fees..........................         669,566           121,913               13,883               92,889
  Audit fees...................................          26,584            12,053                7,137               11,977
  Legal fees...................................         133,351            33,267                3,469               35,868
  Reports to shareholders......................          70,407             9,613                1,046                7,595
  Directors fees and expenses..................         195,241            20,559                2,227               28,461
  Registration and filing fees.................          71,779            25,947               16,151               50,406
  Miscellaneous................................          99,677            18,015                3,611               13,239
  Commissions paid under
    distribution plan (Note 3).................       1,862,201           135,367               19,854              330,022
                                                  -------------     -------------        -------------         ------------
      Total expenses...........................       8,110,571           800,553              125,830            1,024,699
Reimbursement of expenses by
  adviser (Note 2).............................          _                   _                 (10,709)             (35,315)
                                                  -------------     -------------        -------------         ------------
      Net expenses.............................       8,110,571           800,553             115,1219               89,384
                                                  -------------     -------------        -------------         ------------
      Investment income (loss) - net...........      10,611,177          (314,261)             485,202            6,765,755
                                                  -------------     -------------        -------------         ------------
REALIZED  AND  UNREALIZED
GAIN (LOSS) ON INVESTMENTS:

Net realized gain from
  investment transactions......................      23,827,346         7,761,984               22,157                 _
Net increase in unrealized
  appreciation of investments
  during the period............................     195,166,050         8,178,588              707,952                 _
                                                  -------------     -------------        -------------         ------------
    Net realized and unrealized
      gain on investments......................     218,993,396        15,940,572              730,109                 _
                                                  -------------     -------------        -------------         ------------
Net increase in net
  assets resulting from
  operations...................................   $ 229,604,573     $  15,626,311        $   1,215,311         $  6,765,755
                                                  =============     =============        =============         ============




 See Notes to Financial Statements

SELECTED FUNDS
STATEMENT OF CHANGES IN NET ASSETS
For the year ended December 31, 1995
-------------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------------
                                                                                              U.S.
                                                    SELECTED           SELECTED           GOVERNMENT            DAILY
                                                    AMERICAN            SPECIAL             INCOME             GOVERNMENT
                                                     SHARES             SHARES                FUND               FUND
                                                    --------           --------           ----------           ----------
OPERATIONS:
  Investment income (loss) - net                $  10,611,177      $    (314,261)       $    485,202       $   6,765,755
  Net realized gain from
    investment transactions.................       23,827,346          7,761,984              22,157                -
  Net increase in unrealized
    appreciation of investments.............      195,166,050          8,178,588             707,952                _
                                                -------------      -------------        ------------       -------------
  Net increase in net
    assets resulting from operations........      229,604,573         15,626,311           1,215,311           6,765,755

DISTRIBUTIONS TO
SHAREHOLDERS FROM:
  Net investment income.....................      (10,461,040)             _                (485,202)         (6,765,755)
  Realized gains from investment
    transactions............................       (7,784,550)        (6,343,274)            (28,252)              _

CAPITAL SHARE
TRANSACTIONS
(NOTE 5)....................................      184,748,738          2,417,083          (3,153,715)         62,717,354
                                                -------------      -------------        ------------       -------------
    Total increase (decrease)
      in net assets.........................      396,107,721         11,700,120          (2,451,858)         62,717,354

NET ASSETS:
  Beginning of period.......................      529,403,979         47,274,664          10,262,910         121,885,823
                                                -------------      -------------        ------------       -------------
  End of period (including
    accumulated net
    investment income for
    American Shares of......................    $ 925,511,700      $  58,974,784        $  7,811,052       $ 184,603,177
                                                =============      =============        ============       =============









See Notes to Financial Statements.

SELECTED FUNDS
STATEMENT OF CHANGES IN NET ASSETS
For the year ended December 31, 1994
-------------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------------
                                                                                              U.S.
                                                    SELECTED           SELECTED           GOVERNMENT             DAILY
                                                    AMERICAN            SPECIAL             INCOME             GOVERNMENT
                                                     SHARES             SHARES               FUND                FUND
                                                    --------           --------           ----------           ----------

OPERATIONS:
  Net investment income (loss)..................  $   6,752,031      $   (133,507)      $   529,002         $   1,628,403
  Net realized gain from
    investment transactions.....................     26,863,975         3,157,926            19,435                 _
  Net decrease in unrealized
    appreciation of investments.................    (48,149,370)       (4,390,260)         (794,831)                -
                                                  -------------      ------------       -----------         -------------
  Net increase (decrease) in net
    assets resulting from operations............    (14,533,364)       (1,365,841)         (246,394)            1,628,403

DISTRIBUTIONS TO
  SHAREHOLDERS FROM:
  Net investment income.........................     (6,752,031)            _              (529,002)           (1,628,403)
  Realized gains from investment transactions...    (31,189,684)       (4,574,351)            _                     _
  Paid-in Capital...............................       (443,937)            _                 _                     _

CAPITAL SHARE
  TRANSACTIONS
  (NOTE 5)......................................    130,931,017           (42,063)          702,090           113,154,297
                                                  -------------      ------------       -----------         -------------
    Total increase (decrease)
      in net assets.............................     78,012,001        (5,982,255)          (73,306)          113,154,297

NET ASSETS:
  Beginning of period...........................    451,391,978        53,256,919        10,336,216             8,731,526
                                                  -------------      ------------       -----------         -------------
  End of period.................................  $ 529,403,979      $ 47,274,664       $10,262,910         $ 121,885,823
                                                  =============      ============       ===========         =============












See Notes to Financial Statements.

SELECTED FUNDS
NOTES TO FINANCIAL STATEMENTS
December 31, 1995
------------------------------------------------------------------------------
------------------------------------------------------------------------------
NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The Selected Funds consist of Selected American Shares, Inc.,
Selected Special Shares, Inc. and the Selected Capital Preservation Trust. The Companies and Trust are registered under the Investment Company Act of 1940, as amended, as diversified, open-end management investment companies. The Selected Capital Preservation Trust operates as a series fund, consisting of the U.S. Government Income Fund and Daily Government Fund. The Trust accounts separately for the assets, liabilities and operations of each series. Davis Selected Advisers, L.P. (formerly, Selected/Venture Advisers, L.P.) became investment adviser effective May 1, 1993. Prior to May 1, 1993, Selected Financial Services, Inc. was the investment manager. The following is a summary of significant accounting policies followed by the Funds in the preparation of financial statements.

     Selected American Shares, Inc. and Selected Special Shares, Inc. are diversified, professionally managed stock-oriented funds.

     Selected U.S. Government Income Fund seeks to obtain current income consistent with preservation of capital by investing primarily in debt obligations of the U.S. Government, its agencies or instrumentalities.

     Selected Daily Government Fund seeks to provide a high level of current income from short-term money market securities consistent with prudent investment management, preservation of ca-pital and maintenance of liquidity. It invests in U.S. Government Securities and repurchase agreements in respect thereto.

     An investment in any of the Funds, as with any mutual fund, includes risks that vary depending upon the Fund's investment objectives and policies. There is no assurance that the investment objective of any Fund will be achieved. A Fund's return and net asset value will fluctuate, although Selected Daily Government seeks to maintain a net asset value of $1.00 per share.


A. VALUATION OF SECURITIES - Securities listed on national securities exchanges are valued at the last reported sales price on the day of valuation. Securities traded in the over the counter market and listed securities for which no sale was reported on that date are stated at the last quoted bid price. Securities for which market quotations are not readily available are valued at fair value as determined by the Boards of Directors/Trustees. The Daily Government Fund uses the amortized cost method of valuing investment securities which represents fair value as determined by the Board of Trustees.

B. FEDERAL INCOME TAXES - It is each Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its income to shareholders.

C. USE OF ESTIMATES IN FINANCIAL STATEMENTS - In preparing financial statements in conformity with generally accepted accounting principles, management makes estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, as well as the reported amounts of income and expenses during the reporting period. Actual results may differ from these estimates.

D. OTHER - Securities transactions are accounted for on the trade date (date the order to buy or sell is executed) with gain or loss on the sale of securities being determined based upon identified cost. Interest income is recorded on the accrual basis. Dividends and distributions to shareholders are recorded on the ex-dividend date.

SELECTED FUNDS
NOTES TO FINANCIAL STATEMENTS
December 31, 1995 - (Continued)


NOTE 2 - INVESTMENT ADVISORY FEES

     Advisory fees are paid monthly to the investment adviser. The rate for American Shares, Inc. is .65% on the first $500 million of average daily net assets, .60% on the next $500 million and .55% of average daily net assets in excess of $1 billion. The rate for Special Shares, Inc. is .70% on the first $50 million of average daily net assets, .675% on the next
$100 million, .65% on the next $100 million and .60% of average daily net assets in excess of $250 million. The rate for the U.S. Government Income Fund is .50% of 1% of average daily net assets. The rate for the Daily Government Fund is based upon daily net assets at an annual rate of .30%.
The Adviser will reimburse each Fund for any expenses (including the fee under the agreement but excluding interest, taxes, brokerage fees, payments made to the Distributor under any Rule 12b-1 Distribution Plan and, where permitted, extraordinary expenses) in excess of the most restrictive applicable expense limitation prescribed by any statute or regulatory authority of any jurisdiction in which each Fund's shares are qualified for offer and sale. The Adviser believes that the most restrictive expense limitations presently applicable are 2 1/2% for the first $30 million of average net assets, 2% for the next $70 million of average net assets and 1 1/2% for any additional average net assets. The Adviser has voluntarily agreed to reimburse the U.S. Government Income
Fund and the Daily Fund for any expenses in excess of 1.44% and .75%, respectively, of average net assets.

NOTE 3 - DISTRIBUTION

     For services under the distribution agreement, the Funds pay a fee of .25% of average daily net assets. For the year ended December 31, 1995, for American Shares, Special Shares, U.S. Government Income and Daily Government Funds, the Funds incurred distribution services fees totaling $1,862,201, $135,367, $19,854, and $330,022, respectively.

NOTE 4 - PURCHASES AND SALES OF SECURITIES

     Purchases and sales of investment securities (excluding short-term securities) during the year ended December 31, 1995 for American Shares, Special Shares and U.S. Government Income Fund were as follows:


                           SELECTED         SELECTED
                           AMERICAN          SPECIAL         U.S. GOVERNMENT
                            SHARES           SHARES           INCOME FUND
                            ------           ------           -----------
Cost of purchases.......   $ 360,220,925    $ 67,498,050     $ 5,683,791
Proceeds of sales.......   $ 197,432,379    $ 66,011,497     $ 8,439,312

SELECTED FUNDS
NOTES TO FINANCIAL STATEMENTS
December 31, 1995 - (Continued)
-----------------------------------------------------------------------------
-----------------------------------------------------------------------------
NOTE 5 - CAPITAL STOCK

     At December 31, 1995, there were 100 million shares of capital stock of Selected American Shares ($1.25 par value per share) authorized. At December 31, 1995, 1995, there were 100 million shares of capital stock of Selected Special Shares ($0.25 par value per share) authorized. At December 31, 1995, there were unlimited shares of capital stock of Selected Capital Preservation Trust ($0.10 par value per share) authorized. Transactions in capital stock were as follows:

                                                                           Year ended
                                                                     December 31, 1995
                                           ------------------------------------------------------------------
                                            AMERICAN          SPECIAL         U.S. GOVERNMENT       DAILY
                                             SHARES           SHARES             INCOME           GOVERNMENT
                                               INC.             INC.              FUND               FUND
                                             ------           ------             ------             ------

Shares sold.........................        16,050,736        652,908            57,950           176,384,445
Shares issued in reinvestment
  of distributions..................         1,007,620      552, 9454             7,783             6,595,015
                                         -------------   ------------      ------------         -------------
                                            17,058,356      1,205,853           105,733           182,979,460
Shares redeemed.....................        (5,166,217)      (988,505)         (471,173)         (120,262,106)
                                         -------------   ------------      ------------         -------------
  Net increase (decrease)...........        11,892,139        217,348          (365,440)           62,717,354
                                         =============   ============      ============         =============

Proceeds from shares sold...........     $ 248,521,260   $  7,243,689      $    519,478         $ 176,384,445
Proceeds from shares issued in
  reinvestment of distributions.....        16,843,614      5,824,570           424,317             6,595,015
                                         -------------   ------------      ------------         -------------
                                           265,364,874     13,068,259           943,795           182,979,460
Cost of shares redeeme..............       (80,616,136)   (10,651,176)       (4,097,510)         (120,262,106)
                                         -------------   ------------      ------------         -------------
  Net increase (decrease)...........     $ 184,748,738   $  2,417,083       $(3,153,715)        $  62,717,354
                                         =============   ============      ============         =============

SELECTED FUNDS
NOTES TO FINANCIAL STATEMENTS
December 31, 1995 - (Continued)
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
NOTE 5 - CAPITAL STOCK - (continued)


                                                                                    Year ended
                                                                                 December 31, 1994
                                                     -------------------------------------------------------------------------
                                                                                                 U.S.
                                                         SELECTED           SELECTED           GOVERNMENT            DAILY
                                                         AMERICAN            SPECIAL             INCOME             GOVERNMENT
                                                         SHARES             SHARES               FUND               FUND
                                                         ------             ------               ----               ----

Shares sold........................................     16,923,819          939,546            355,338            211,405,719
Shares issued in connection with the acquisition of
  Selected Daily Income Fund (Note 6)..............        _                  _                  _                 20,857,578
Shares issued in reinvestment
  of distributions.................................      2,609,127          455,007             48,701              1,384,606
                                                     -------------     ------------        -----------          -------------
                                                        19,532,946        1,394,553            404,039            233,647,903
Shares redeemed....................................    (10,019,942)      (1,371,205)          (313,474)          (120,493,606)
                                                     -------------     ------------        -----------          -------------
    Net increase (decrease)........................      9,513,004           23,348             90,565            113,154,297
                                                     =============     ============        ===========          =============

Proceeds from shares sold..........................  $ 239,594,107     $  9,353,457        $ 3,031,765          $ 211,405,719
Proceeds from shares issued in connection
  with the acquisition of Selected Daily
  Income Fund (Note 6).............................       _                  _                  _                  20,857,578
Proceeds from shares issued in
  reinvestment of distributions....................     34,897,106        4,209,023            427,420              1,384,606
                                                     -------------     ------------        -----------          -------------
                                                       274,491,213       13,562,480          3,459,185            233,647,903
Cost of shares redeemed............................   (143,560,196)     (13,604,543)        (2,757,095)          (120,493,606)
                                                     -------------     ------------        -----------          -------------
    Net increase (decrease)........................  $ 130,931,017     $    (42,063)       $   702,090          $ 113,154,297
                                                     =============     ============        ===========          =============

NOTE 6 -  REORGANIZATION OF SELECTED DAILY INCOME FUND

On April 23, 1994 the shareholders of Selected Daily Income Fund ("Income") approved a Plan of Reorganization ("the Plan"). The Plan provided for the transfer of the assets and liabilities of Income to Selected Daily Government Fund. The transaction was effected on April 29, 1994, in a tax-free exchange by issuing 20,857,578 shares of Selected Daily Government Fund for an equal number of shares of Income at a value of $1.00 per share. There was no unrealized appreciation or depreciation at that date. The aggregate net assets of Income and Selected Daily Government Fund immediately before the acquisition were $20,857,578 and $6,140,964, respectively.

SELECTED FUNDS
FINANCIAL HIGHLIGHTS
SELECTED AMERICAN SHARES, INC.
------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------
The following financial information represents selected data for each share of capital stock outstanding throughout each period:

                                                                              Year ended December 31,
                                                            ---------------------------------------------------------------
                                                           1995          1994          1993<F2>          1992          1991
                                                           ----          ----          ----              ----          ----

Net Asset Value, Beginning of Period..................   $ 13.09       $ 14.59        $ 17.13          $ 18.43       $ 12.79
                                                         -------       -------        -------          -------       -------
Income From Investment Operations
---------------------------------
  Net Investment Income...............................       .22           .20            .24              .19           .23
  Net Gains or Losses on Securities
    (both realized and unrealized)....................      4.74          (.66)           .70              .89          5.65
                                                         -------       -------        -------          -------       -------
    Total From Investment Operations..................      4.96          (.46)           .94             1.08          5.88

Less Distributions
------------------
  Dividends (from net investment
    income)...........................................      (.22)         (.20)          (.24)            (.19)         (.23)
  Distributions (from capital gains)..................      (.15)         (.83)         (3.24)           (2.19)           _
  Distributions in Excess of Net
    Investment Income.................................        _           (.01)           _                 _           (.01)
                                                         -------       -------        -------          -------       -------
    Total Distributions...............................      (.37)        (1.04)         (3.48)           (2.38)         (.24)
                                                         -------       -------        -------          -------       -------
Net Asset Value, End of Period........................   $ 17.68       $ 13.09        $ 14.59          $ 17.13       $ 18.43
                                                         =======       =======        =======          =======       =======

Total Return..........................................     38.09%        (3.20)%         5.42%            5.78%        46.37%
------------
Ratios/Supplemental Data
------------------------
  Net Assets, End of Period
    (000 omitted).....................................   925,512       529,404        451,392          580,889       711,905
  Ratio of Expenses to Average
    Net Assets........................................      1.09%         1.26%          1.01%<F1>        1.17%         1.19%
  Ratio of Net Income to Average
    Net Assets........................................      1.42%         1.42%          1.37%             .95%         1.41%

  Portfolio Turnover Rate.............................        27%           23%            79%              50%           21%


<F1>  Had the Adviser not absorbed certain expenses, the ratio of expenses for the year ended December 31, 1993 would have been 1.22%.

<F2>  Effective May 1, 1993, Davis Selected Advisers, became the investment adviser. Until May 1, 1993, Selected Financial Services, Inc. was the investment adviser.

SELECTED FUNDS
FINANCIAL HIGHLIGHTS
SELECTED SPECIAL SHARES, INC.
-------------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------------

The following financial information represents selected data for each share of capital stock outstanding throughout each period:
                                                                                      Year ended December 31,
                                                            -------------------------------------------------------------------
                                                           1995          1994          1993<F2><F3>      1992<F3>      1991<F3>
                                                           ----          ----          ----              ----          ----

Net Asset Value, Beginning of Period...................   $  9.02      $ 10.20         $ 10.40         $ 10.16        $  9.04
                                                          -------      -------         -------         -------        -------
Income From Investment Operations
---------------------------------
  Net Investment Income................................       _           (.03)            _               .07            .12
  Net Gains or Losses on Securities
    (both realized and unrealized).....................      3.04         (.22)           1.10            .782            .11
                                                          -------      -------         -------         -------        -------
    Total From Investment Operations...................      3.04         (.25)           1.10            .852            .23

Less Distributions
------------------
  Dividends (from net investment
    income)............................................       _             _              _              (.07)          (.13)
  Distributions (from capital gains)...................     (1.26)        (.93)          (1.30)           (.54)          (.98)
                                                          -------      -------         -------         -------        -------
    Total Distributions................................     (1.26)        (.93)          (1.30)           (.61)         (1.11)
                                                          -------      -------         -------         -------        -------
Net Asset Value, End of Period.........................   $ 10.80      $  9.02         $ 10.20         $ 10.40        $ 10.16
                                                          =======      =======         =======         =======        =======

Total Return...........................................     34.24%       (2.56)%         10.81%           8.43%         25.53%
------------
Ratios/Supplemental Data
------------------------
  Net Assets, End of Period
    (000 omitted)......................................    58,975       47,275          53,257          57,605         60,216
  Ratio of Expenses to Average
    Net Assets.........................................      1.48%        1.41%<F1>       1.24%<F1>       1.41%          1.39%
  Ratio of Net Income to Average
    Net Assets.........................................     (.58)%       (.27)%          (.07)%            .56%          1.11%

  Portfolio Turnover Rate..............................       127%          99%            100%             41%            74%



<F1> Had the former manager not absorbed certain expenses, the ratio of expenses for the year ended December 31, 1992 would have been 1.47%.
Had the Adviser not absorbed certain expenses, the ratio of expenses for the years ended December 31, 1993 and 1994 would have been 1.51% and 1.62%, respectively.

<F2> Effective May 1, 1993, Davis Selected Advisers became the investment adviser. Until May 1, 1993, Selected Financial Services, Inc. was the investment adviser.

<F3> Per share data has been restated to give effect to a 2 for 1 stock split to shareholders of record as of the close of January 4, 1994.

SELECTED FUNDS
FINANCIAL HIGHLIGHTS
SELECTED U.S. GOVERNMENT INCOME FUND
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------

The following financial information represents selected data for each share of capital stock outstanding throughout each period:


                                                                                    Year ended December 31,
                                                            ---------------------------------------------------------------
                                                           1995          1994          1993<F2>          1992          1991
                                                           ----          ----          ----              ----          ----

Net Asset Value, Beginning of Period..................... $ 8.45        $ 9.20        $ 9.31            $ 9.70        $ 9.22
                                                          ------        ------        ------            ------        ------
Income From Investment Operations
---------------------------------
  Net Investment Income..................................    .54           .50           .56               .61           .60
  Net Gains or Losses on Securities
    (both realized and unrealized).......................    .78          (.75)          .21              (.13)          .58
                                                          ------        ------        ------            ------        ------
    Total From Investment Operations.....................   1.32          (.25)          .77               .48          1.18

Less Distributions
------------------
  Dividends (from net investment
    income)..............................................   (.54)         (.50)         (.56)             (.61)         (.60)
  Distributions (from capital gains).....................   (.03)           _           (.32)             (.26)           _
  Distributions in Excess of Net
    Investment Income....................................     _             _             _                 _           (.10)
                                                          ------        ------        ------            ------        ------
    Total Distributions..................................   (.57)         (.50)         (.88)             (.87)         (.70)
                                                          ------        ------        ------            ------        ------
Net Asset Value, End of Period........................... $ 9.20        $ 8.45        $ 9.20            $ 9.31        $ 9.70
                                                          ======        ======        ======            ======        ======

Total Return.............................................  15.97%        (2.71)%        7.99%             5.11%        13.46%
------------
Ratios/Supplemental Data
------------------------
  Net Assets, End of Period
    (000 omitted).......................................   7,811        10,263        10,336            13,945        22,019
  Ratio of Expenses to Average
    Net Assets..........................................    1.44%<F1>    11.42%<F1>     1.34%<F1>        11.44%<F1>    11.41%
  Ratio of Net Income to Average
    Net Assets..........................................    6.09%         5.70%         5.85%             6.26%<F1>    16.51%

  Portfolio Turnover Rate...............................      76%           65%           29%               53%           36%

<F1> Had the former manager not absorbed certain expenses, the ratio of expenses would have been 1.72% for the year ended December 31, 1992.
Had the Adviser not absorbed certain expenses, the ratio of expenses for the years ended December 31, 1993, 1994 and 1995 would have been 1.88%, 1.69% and 1.58%, respectively.

<F2> Effective May 1, 1993, Davis Selected Advisers became the investment adviser. Until May 1, 1993, Selected Financial Services, Inc. was the investment adviser.

SELECTED FUNDS
FINANCIAL HIGHLIGHTS
SELECTED DAILY GOVERNMENT FUND
-------------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------------

The following financial information represents selected data for each share of capital stock outstanding throughout each period:



                                                                                   Year ended December 31,
                                                            ---------------------------------------------------------------
                                                           1995          1994          1993<F2>          1992          1991
                                                           ----          ----          ----              ----          ----
Net Asset Value, Beginning of Period...................  $ 1.000      $ 1.000        $ 1.000           $ 1.000       $ 1.000
                                                         -------      -------        -------           -------       -------
Income From Investment Operations
---------------------------------
  Net Investment Income................................     .051         .034           .023              .030          .054

Less Distributions
------------------
Dividends (from net
  investment income)...................................    (.051)       (.034)         (.023)            (.030)        (.054)
                                                         -------      -------        -------           -------       -------
Net Asset Value, End of Period.........................  $ 1.000      $ 1.000        $ 1.000           $ 1.000       $ 1.000
                                                         =======      =======        =======           =======       =======

Total Return...........................................     5.23%        3.51%          2.34%             3.07%         5.51%
------------
Ratios/Supplemental Data
------------------------
  Net Assets, End of Period
    (000 omitted)......................................  184,603      121,886          8,732             6,626        30,706
  Ratio of Expenses to Average
    Net Assets.........................................      .75%<F1>    1.75%<F1>      1.75%<F1>         1.75%<F1>     1.68%
  Ratio of Net Income to Average
    Net Assets.........................................     5.13%        3.44%          2.31%             3.02%<F1>    15.37%

<F1> Had the former manager not absorbed certain expenses, the ratio of expenses for the year ended December 31, 1992 would have been 1.23%.
Had the Adviser not absorbed certain expenses, the ratio of expenses for the years ended December 31, 1993, 1994 and 1995 would have been 2.29%, 1.07% and 0.78%, respectively.


<F2> Effective May 1, 1993, Davis Selected Advisers became the investment adviser. Until May 1, 1993, Selected Financial Services, Inc. was the investment adviser.

<F3> Annualized

          REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS


To the Shareholders and Board of Directors/Trustees of Selected American Shares, Inc., Selected Special Shares, Inc. and Selected Capital Preservation Trust.



     We have audited the accompanying statement of assets and liabilities of Selected American Shares, Inc., Selected Special Shares, Inc. and Selected Capital Preservation Trust, (comprising, respectively, the
U.S. Government Income Fund and Daily Government Fund) including the schedules of portfolio investments as of December 31, 1995 and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years then ended and the financial highlights for each of the five years then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.
An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1995, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Selected American Shares, Inc., Selected Special Shares, Inc., U.S. Government Income Fund and Daily Government Fund as of December
31, 1995, the results of operations for the year then ended, the changes in net assets for each of the two years then ended and the financial highlights for each of the five years then ended, in conformity with generally accepted accounting principles.





                                          TAIT, WELLER & BAKER


Philadelphia, Pennsylvania
February 1, 1996

                    SELECTED
                     FUNDS

124 East Marcy Street Santa Fe, New Mexico  87501
-------------------------------------------------
-------------------------------------------------
Directors                    Officers
William P. Barr              Robert J. Greenebaum
Floyd A. Brown                 Chairman
William G. Cole              Shelby M.C. Davis
Shelby M.C. Davis              President
Robert J. Greenebaum         Carl R. Luff
Walter E. Hoadley              Vice President, Treasurer
James J. McMonagle             & Assistant Secretary
Martin H. Proyect            Raymond O. Padilla
Larry Robinson                 Vice President &
                               Secretary
                             Eileen R. Street
                               Assistant Treasurer &
                               Assistant Secretary

Investment Adviser & Distributor
Davis Selected Advisers, L. P.
124 East Marcy Street
Santa Fe, New Mexico  87501

Transfer Agent & Custodian
Investors Fiduciary Trust Company
P.O. Box 419782
Kansas City, MO  64141-6782

Counsel
D'Ancona & Pflaum
30 North LaSalle Street
Chicago, Illinois  60602

Auditors
Tait, Weller & Baker
Two Penn Center, Suite 700
Philadelphia, Pennsylvania 19102-1707

--------------------------------------------
--------------------------------------------
For more information about the Selected
Funds, including management fee, charges and
expenses, see the current prospectus which
must precede or accompany this report.
--------------------------------------------
--------------------------------------------
9602-35 SF70